EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the filing of this quarterly report on Form 10-QSB of Lifeline Therapeutics, Inc. (the “Company”) for the period ended September 30, 2006, with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gerald J. Houston, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.
Date: November 13, 2006

/s/ Gerald J. Houston
Gerald J. Houston
Chief Financial Officer, Secretary and Treasurer (Principal Financial Officer)